VIRIDI CLEANER ENERGY CRYPTO-MINING & SEMICONDUCTOR ETF

SUMMARY PROSPECTUS

JULY 20, 2021

VIRIDI CLEANER ENERGY CRYPTO-MINING & SEMICONDUCTOR ETF

Ticker Symbol: RIGZ

Listed On NYSE ARCA, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.viridifunds.com. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated July 20, 2021 are incorporated by reference into this Summary Prospectus.

VIRIDI CLEANER ENERGY CRYPTO-MINING & SEMICONDUCTOR ETF

Fund Summary

Investment Objective

Viridi Cleaner Energy Crypto-Mining & Semiconductor ETF (the “Fund”) seeks capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                 Management Fee

                 0.90%

                 Distribution and/or Service (12b-1) Fees

                 0.00%

                 Other Expenses[1]

                 0.00%

                 Total Annual Fund Operating Expenses

                 0.90%

                 [1]

                 Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     One Year:

                     Three Years:

                     $92

                     $287

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of the Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (ETF) focused on the cryptocurrency mining and semiconductor industries. New Gen Minting, LLC, known as Viridi Funds, (the “Sub-Adviser”) is responsible for security recommendations and clean energy screening. The Sub-Adviser acts as a non-discretionary sub-adviser and provides its recommendations to Empowered Funds, LLC (the “Adviser”). In turn, the Adviser makes the corresponding trades.

The Fund’s portfolio managers invest in equity securities of companies that are market participants creating cryptocurrency themselves (“Miners”). The Fund will not itself invest directly in cryptocurrencies. In addition, the Fund’s investments in Miners will be screened by the Sub-Adviser with regard to certain clean energy criteria.

In addition, the Fund’s portfolio managers in equity securities of companies in the semiconductor industries, focusing on those that develop or manufacture computer chips used in crypto-mining industries. Semiconductor companies will not be subject to the Sub-Adviser’s clean energy screen.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in (i) “clean energy” crypto mining industries, and (ii) semiconductor industries. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

The Sub-Adviser will consider a crypto-mining company to have satisfied the Fund’s naming rule policy if (i) the company has a passing clean energy score (based on its proprietary analysis described below) and (ii) the company derives a majority of its revenue or profits from, or invests a majority of its assets in, the crypto-mining industries. Similarly, the Sub-Adviser will consider a semiconductor company to have satisfied the Fund’s naming rule policy if the company derives a majority of its revenue or profits from, or invests a majority of its assets in, the semiconductor industry.

What are Crypto Currencies?

Cryptocurrency is a form of currency that uses digital files as money. They refer to database entries that cannot be changed unless specific conditions are met. Cryptocurrencies are generally secure as they use technology (cryptograph) designed to prevent anyone from creating counterfeit money or from spending more money than is in their account. Cryptocurrencies are currently not government issued, so they are not backed by any government. However, cryptocurrency can provide many benefits, like being secure, instant, global, and transparent.

What are Crypto Miners?

Crypto miners process, validate, and securely transfer cryptocurrencies. The crypto mining industry is a necessary and core component of the cryptocurrency ecosystem. Anyone who chooses to participate in crypto mining, whether an individual or a company, will run various computers and machines to solve a variety of math problems. As a result of solving these problems, the network is secured, and transactions are recorded and stored on the “blockchain,” which is essentially a database maintained across many computers.

For example, if someone (a sender) wanted to send two units of cryptocurrency to another person (the recipient), crypto miners would play the role of processing, validating, and securely transferring the transaction. If, however, the sender only had one unit of cryptocurrency, the crypto miners would reject the transaction as invalid to protect the ecosystem. As a result of crypto miners, issues like double-spending and fraudulent transactions are reduced and/or eliminated.

Due to crypto miners providing value to the ecosystem, they are rewarded when they successfully validate and secure transactions. Crypto mining as an industry has had significant energy consumption growth in the past decade as more crypto miners have joined the industry. Similar to how the growth of data centers and cloud computing has impacted the energy industry, crypto mining also has impacted the energy industry due to the increasing amount of hardware required to secure the network.

What are Semiconductor Companies?

The semiconductor industry includes companies that design, fabricate and/or manufacture semiconductors and semiconductor devices, like integrated circuits or circuit boards. Semiconductors are essential components of computers and other electronic systems.

What are the types of companies in which the Fund will invest?

As noted above, the Fund will primarily invest in the securities of “clean energy” crypto miners and semiconductor companies.

                 -

                 Miners – Miners are paid to use their mining hardware to validate transactions on Proof-of-Work networks. Miners can broadly be categorized into three groups:

                 i.

                 Self-Mining – firms that own and operate both mining hardware and infrastructure.

                 ii.

                 Hosted Miners – firms that own hardware but utilize third-party facilities to operate the mining hardware.

                 iii.

                 Hosting Services – companies that specialize in the development and operation of cryptocurrency mining infrastructure to provide services to Hosted Miners.

                 -

Semiconductor Companies – Semiconductor companies include manufacturers and fabricators of computer chips, and companies that service computer chip designs. Investments in these firms will not be limited to those that are solely focused on the crypto-currency industry.

How are the Fund’s securities selected?

The Sub-Adviser’s team has a strong and deep knowledge of the crypto mining and semiconductor industries. The Sub-Adviser considers the following when evaluating investment decisions.

                 -

Understanding of each company’s current financials, which includes an analysis of the company’s current operations, balance sheet, and publicly-stated commitments towards investments. The Sub-Adviser uses financial metrics to evaluate a company, which may include evaluation of a company’s revenue growth, margin growth, enterprise value multiples, or proprietary metrics specifically related to the company’s cryptocurrency-related business line.

                 -

For Miners, the Sub-Adviser uses hardware evaluation techniques, which include analyzing the types of crypto mining machines, price of electricity to operate, quality of data centers that companies utilize and timing of shipments. The Sub-Adviser believes that understanding the supply chain and quality of crypto mining machines can have a large effect on the value of a given crypto mining company. The Sub-Adviser uses advanced knowledge of hardware markets and supply chains to seek to forecast scheduled deployments and the performance of data mining equipment.

                 -

Evaluation of each company’s management team, which includes how much industry experience the team has in this space, the management team’s relationship to suppliers in the industry, and the management team’s commitment and understanding of the industry.

The Sub-Adviser believes that there may be imbalances in the market pricing of particular companies’ securities. If the Sub-Adviser’s analyses determine that a particular security’s market value differs significantly from the Sub-Adviser’s assessment of its value, the Sub-Adviser may recommend the Fund purchase, sell, or weight the Fund’s portfolio holdings accordingly. The Sub-Adviser may recommend an increase in, decrease in, or elimination of weightings of the Fund’s portfolio holdings, based upon its assessment of one or more of the following:

                 -

                 changes in a company’s business model or operations;

                 -

                 for Miners, a company’s increase or decrease in cryptocurrency mining associated revenue;

                 -

                 for Miners, public disclosures or other publicly available data indicating a company’s intent to engage in activities related to cryptocurrency mining;

                 -

                 financial fundamentals, such as price to earnings and potential revenue growth, relative to other cryptocurrency firms; or

                 -

                 unusual trading volumes and market pricing; or

                 -

                 for Miners, changes in a company’s clean energy strategy and/or changes in a company’s clean energy disclosures.

With respect to Miners, the Sub-Adviser will typically prefer investments in companies in the Self-Mining category, because of their greater exposure to the crypto mining, but may recommend investments in any Miner it determines is appropriate for the Fund’s portfolio. Each potential investment will be further evaluated via proprietary analysis to seek to select the most efficient and effective Miners. For example, Miners that use newer generation equipment will typically have lower electricity costs and the computers themselves will be more powerful. Due to their better computing power, Miners with newer computers generally are rewarded at a higher rate compared to Miners with older generation computers.

Miners will be required to have a significant portion of their business in Self-Mining, Hosted Miners or Hosting Services. In general, the term “significant portion of the business” means that most of the company’s revenue, profit, physical assets, or other financial metric deemed appropriate by the Sub-Adviser is related to the particular industry.

Finally, the Sub-Adviser will generally recommend that the Fund invest in those Miners that meet a pre-defined clean energy score based on their clean energy profile.

With respect to Semiconductor companies, the Sub-Adviser will typically prefer investments in companies that develop or manufacture semiconductors and semi-conductor devices used in, among others, the crypto-mining industry.

How does the Sub-Adviser Rank Miners’ Clean Energy Profiles?

Given the high energy usage of the crypto mining industry, the Sub-Adviser’s primary clean energy focus will be reducing negative environmental impacts of mining and promoting environmental sustainability.

The Sub-Adviser evaluates and ranks each Miner’s clean energy profile. In particular, the Sub-Adviser considers the following information: the size of the Miner’s operation (in megawatts (MW) of energy), the energy mix of the Miner’s operation, the subcategory of energy mix (e.g., flared natural gas, coal, wind), purchased carbon offsets (described below), and future expected clean energy commitments (expected to be implemented within the next 12-month period) made by Miner’s management team. In the absence of clear clean energy disclosures by companies, the Sub-Adviser will default to an assumption of coal, the worst-rated value on the Sub-Adviser’s clean energy scale, which would fail the clean energy screen. With respect to future clean energy commitments, the Sub-Adviser considers them in its clean energy screening calculations only if the commitments are made in press releases or disclosed in regulatory filings.

The Sub-Adviser scores each type of energy source. That is, the Sub-Adviser uses a proprietary multiplier that generally differs for different types of energy sources (e.g., flared natural gas, coal, wind). For example, wind power has a much lower multiplier than does coal.

The Sub-Adviser calculates the score for each individual company and utilizes a benchmark score in which companies that are lower or equal to the benchmark are defined by the Sub-Adviser as clean energy miners, while those that are above the benchmark are defined by the Sub-Adviser as non-clean energy miners.

The Sub-Adviser will decrease the score of Miners that use carbon offsets, which essentially reflect a reduction in greenhouse gas emissions made by the Miner. Carbon offsets generate financing for projects that reduce emissions, like payments to protect forests, which absorb more client-warming carbon from the atmosphere. Once a company (like a Miner) buys a carbon offset credit, it becomes “retired” and cannot be traded again.

Since a particular company may use multiple energy sources or use carbon offsets, a company with a relatively dirty energy source (e.g., coal) may still pass the clean energy screen if it uses enough cleaner energy sources or carbon offsets to lower the company’s overall score below the Sub-Adviser’s benchmark. In fact, a company’s use of a large amount carbon offsets alone may be sufficient for it to pass the clean energy screening regardless of its energy source (even if it was all coal).

As of the date of this prospectus, out of the initial universe of forty two Miners, the Sub-Adviser's clean energy scoring process resulted in passing rate of approximately fifty two percent.

The Sub-Adviser intends to review, update, and add third-additional verification to the scoring system as time goes on.

The Sub-Adviser obtains clean energy information from the following sources (among others):

                 -

                 Public disclosures made on a company’s website;

                 -

                 Disclosure of information to a third-party auditor or company that repurposes the data for commercial use;

                 -

                 Investor documents released to the public (e.g., investor slides, earnings calls, annual and quarterly reports, other regulatory filings, public news disclosures);

                 -

                 Public information disclosed through podcasts, newsletters, interviews, and various other media sources including social media; and

                 -

                 Information provided by the companies directly to the Sub-Adviser in response to Sub-Adviser inquiries.

In what types of securities will the Fund invest?

The Fund may invest in U.S. equity securities and non-U.S. equity securities in developed markets, including via depositary receipts. Under normal market circumstances, the Fund’s portfolio will consist of the securities of approximately 15-30 companies. The Fund may invest in common stock of newly listed initial public offerings (“IPOs”), IPO stocks derived from Special Purpose Acquisitions Corporations (“SPACs”), and securities that result from reverse mergers (in which a private company acquires a public company to bypass the process of going public)(“Reverse Mergers”). SPACs are companies with no commercial operations that are established solely to raise capital from investors for the purpose of acquiring one or more operating businesses.

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund may invest in securities without regard to market capitalization, including investments in micro-cap companies (companies with a market capitalization of less than $300 million). The Fund will concentrate its investments (invest more than 25% of its net assets) in securities in the crypto-mining and semi-conductor industries.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Cryptocurrency Industry Risk. An investment in companies actively engaged in cryptocurrency technology may be subject to the following risks:

                 -

The technology is new and many of its uses may be untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of cryptocurrency technology could adversely affect an investment in the Fund. There is no assurance that the cryptocurrency network, or the service providers necessary to accommodate it, will continue in existence or grow.

                 -

As an alternative to fiat currencies that are backed by governments, cryptocurrencies are subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of cryptocurrency either globally or locally. Large-scale purchases or sales of one or more cryptocurrencies could result in movements in the price of cryptocurrencies and could negatively or positively impact the value of the Fund’s investments. Because cryptocurrencies are not backed by a government, they are not subject to the protections that apply to other currencies. For instance, no government can be expected to bolster the value of a cryptocurrency in case of a crash in its value.

                 -

To the extent that future regulatory actions or policies limit or enhance the ability to exchange cryptocurrencies or utilize them for payments, the demand for cryptocurrencies may be reduced or increased. Furthermore, regulatory actions may limit the ability of end-users to convert cryptocurrencies into fiat currency (e.g., U.S. Dollars) or use cryptocurrencies to pay for goods and services. Cryptocurrencies currently faces an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union, China and Russia. Some foreign jurisdictions have banned cryptocurrencies as a means of payment. Most regulatory bodies have not yet issued official statements regarding intention to regulate or determinations on regulation of cryptocurrencies, industry participants, and users. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the cryptocurrency networks and their users, particularly cryptocurrencies exchanges and service providers that fall within such jurisdictions’ regulatory scope. Those laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of cryptocurrency by users, merchants and service providers outside of the United States and may therefore impede the growth of the cryptocurrency economy. The effect of any future regulatory change on cryptocurrency is impossible to predict, but the changes could be substantial and adverse to value of the Fund’s investments. Current and future legislation, governmental and regulatory rulemaking and other regulatory developments may affect how cryptocurrencies are classified (e.g., as a security, property, commodity, currency, etc.) and regulated.

                 -

                 The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies.

                 -

Cryptocurrency and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. In addition, governments may curtail the creation and holding of crypto currencies. As a result, companies engaged in cryptocurrency activities may be exposed to adverse regulatory action, fraudulent activity or even failure. Cryptocurrency exchanges have closed due to fraud, business failure, or security breaches; and, in many of these instances the customers of the closed exchanges were not made whole for their losses.

                 -

Where cryptocurrency systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a cryptocurrency application, may also introduce defects and vulnerabilities.

                 -

Cryptocurrency functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of cryptocurrency technologies and adversely affect the Fund. In addition, certain features of cryptocurrency technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

                 -

Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to cryptocurrency and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of cryptocurrency, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Semiconductor Industry Risk. The semiconductor industry is highly cyclical and periodically experiences significant economic downturns characterized by diminished product demand, resulting in production overcapacity and excess inventory, which can result in rapid erosion of product selling prices. The industry has experienced significant downturns, often in connection with, or in anticipation of, maturing product cycles of both semiconductor companies’ and their customers’ products and the decline in general economic conditions.

Micro-, Small-, and Mid-Capitalization Companies Risk. Investing in securities of micro-, small-, and medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often micro-, small-, and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Adviser will generally follow the Sub-Adviser’s recommendations. However, the Adviser may deviate from Sub-Adviser recommendations due to a clear error in a particular recommendation, compliance concerns (e.g., concentration limits), liquidity concerns, authorized participant-related concerns, or due to regulatory requirements. Please see the “ETF Risks” below for information about authorized participants.

IPO/SPAC/Reverse Mergers Risk. The Fund may invest in companies that have recently completed an IPO, are derived from a SPAC, or result from a Reverse Merger. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. IPOs and stocks derived from SPACS or Reverse Mergers are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO or relevant transaction prior to the Fund’s purchase. The price of stocks selected may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs and stocks derived from SPACS or Reverse Mergers may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO and stocks derived from SPACS or Reverse Mergers are typically a small percentage of the market capitalization. The ownership of many IPOs and stocks derived from SPACS or Reverse Mergers often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO or relevant transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Clean Energy Consideration Risk. Applying clean energy criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use clean energy criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.

Unrelated Business Risk. Many of the firms in which the Fund will invest have other business lines unrelated to crypto mining or semiconductors. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the crypto mining or semiconductor businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of cryptocurrency or semiconductors, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate crypto mining industry-related returns or semiconductor industry-related returns from other return sources.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

                 -

Depositary Receipts. The Fund’s investments in foreign companies may be in the form of depositary receipts. Depositary receipts are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. Depositary receipts represent shares of foreign-based corporations. Investment in depositary receipts may be more or less liquid than the underlying shares in their primary trading market.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETF Risks

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE Arca (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

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Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

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Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

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Non-Collateralized Trading Risk. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (that is, on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP can step forward to do so, there may be a significantly diminished trading market for the Fund’s shares. In addition, a diminished trading market could, in turn, lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole to the extent that the Fund’s investments are concentrated in the securities of a particular industry or group of industries, namely the crypto-mining industries.

New Sub-Adviser Risk. Although the Sub-Adviser’s principals and the Fund’s portfolio managers have experience managing investments in the past, the Sub-Adviser has no experience managing investments for an ETF, which may limit the Sub-Adviser’s effectiveness. In addition, the Sub-Adviser currently has small staff and limited resources, which may limit its ability to continue to provide sub-advisory services if key members become incapacitated.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

PERFORMANCE

The Fund has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.viridifunds.com.

Investment Adviser & Investment Sub-Adviser

                 Investment Adviser:

                 Empowered Funds, LLC (“Adviser”)

                 Investment Sub-Adviser:

                 New Gen Minting, LLC dba Viridi Funds (“Sub-Adviser”)

Portfolio Managers

Wes Fulford, Chief Executive Officer of the Sub-Adviser, has been jointly and primarily responsible for the day-to-day management of the Fund since 2021. Mr. Fulford provides his recommendations to Mr. Brandon Koepke, Portfolio Manager of the Adviser, who, since 2021, is also jointly and primarily responsible for the day-to-day management of the Fund.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 25,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.